Escrow Deposits	3 Months Ended
Mar. 31, 2017
Escrow Deposits [Abstract]
Escrow Deposits
5.	Escrow Deposits

As of March 31, 2017, escrow deposits consist of funds due to the Company from closed construction mortgages. Closing counsel returns these funds to the Company post-closing, then these funds are held by the Company and available to the borrower when specific progress goals during the construction process are met.